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Exhibit 10.3

STATE OF FLORIDA AGENCY FOR HEALTH CARE ADMINISTRATION
COORDINATION OF BENEFITS AGREEMENT
SNP001
AMENDMENT NO. 1

              THIS COORDINATION OF BENEFITS AGREEMENT, entered into between the State of Florida, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and WELLCARE OF FLORIDA, INC. hereinafter referred to as the "Health Plan" is hereby amended as follows:

1.           Section III, Health Plan Responsibilities, Item B.1., Comprehensive Written Statement of Benefits, is hereby amended as follows:

1.
Comprehensive Written Statement of Benefits. Prior to enrolling any individual into the Health Plan's SNP, the Health Plan shall provide such individual with a comprehensive written statement describing the Medicare and Medicaid benefits and cost-sharing protections the individual would receive as a Member of Health Plan's  SNP.    Such written statement shall  include such information and be formatted in accordance with the requirements established by CMS.  The Health Plan and the Agency agree that the Medicaid State Plan sets forth the Medicaid benefits that the Agency will provide members, and the Health Plan will document in the comprehensive written statement of benefits.

Florida Medicaid benefits can be found at the following links:

http://ahca.myflorida.com/Medicaid/pdffiles/SS 10 100501 SOS ver2-4 1164 1011  FINAL2.pdf

http://portal.flmmis.com/FLPublic/Portals/0/StaticContent/Public/HANDBOOKS/GH09 090204 Provider General Hdbk ver1.3.pdf.pdf

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SNP001, Amendment No. 1, Page 1 of 2

             IN WITNESS WHEREOF, authorized representatives of the Parties have caused this two (2) page amendment, to be executed. This Agreement is not valid until signed and dated by both parties.

WELLCARE OF FLORIDA, INC.		STATE OF FLORIDA AGENCY FOR HEALTH CARE ADMINISTRATION

SIGNED BY:	/s/ Christina Cooper	SIGNED BY:	/s/ Elizabeth Dudek

NAME:	Christina Cooper	NAME:	Elizabeth Dudek

TITLE:	President; Florida & Hawaii Division	TITLE:	Secretary

DATE:	8/24/11	DATE:	8/25/11

SNP001, Amendment No. 1, Page 2 of 2